UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ANTERIS TECHNOLOGIES GLOBAL CORP.

(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION – DATED AUGUST 8, 2025
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held on September 4, 2025
NOTICE IS HEREBY GIVEN of a Special Meeting of Stockholders (the “Special Meeting”) of Anteris Technologies Global Corp., a Delaware corporation (the “Company”), to be held on September 4, 2025, at 5:00 p.m. Central time (being 8:00 a.m. AEST September 5, 2025). To increase access for all of our stockholders, the Special Meeting will be online and a completely virtual meeting of stockholders. You may attend and vote during the Special Meeting via the live webcast on the Internet at www.virtualshareholdermeeting.com/AVR2025SM. You will not be able to attend the Special Meeting in person, nor will there be any physical location.
Only stockholders of record at the close of business on August 11, 2025 (being 8:00 a.m. AEST on August 12, 2025), are entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof. Holders of CHESS Depositary Interests (“CDIs”) of the Company at that time will be entitled to receive notice of, and to attend (but not vote at) the Special Meeting. CDI holders may only instruct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote on their behalf by completing and signing the CDI Voting Instruction Form and are not eligible to electronically vote during the virtual Special Meeting. We are committed to ensuring our stockholders have the same rights and opportunities to participate in the Special Meeting as if it had been held in a physical location. As further described in the proxy materials for the Special Meeting, you may attend the Special Meeting via the live webcast via the Internet. You may vote by telephone, via the Internet, or by mail prior to the Special Meeting. While we encourage you to vote in advance of the Special Meeting, you may also vote (unless you are a holder of CDIs) during the Special Meeting.
To be admitted to the Special Meeting at www.virtualshareholdermeeting.com/AVR2025SM, you must enter the 15-digit control number found on your proxy card. Holders of CDIs wishing to attend the Special Meeting will need to do so as guests.
The Special Meeting will be held for the following purposes:
1.
to approve ASX Limited’s (the “ASX”) grant to the Company of a waiver from ASX Listing Rule 7.1 to permit the Company to issue new securities without obtaining the approval of the Company’s stockholders under ASX Listing Rule 7.1, and otherwise on the terms and conditions summarized in this Proxy Statement (the “ASX Waiver Proposal”);

2.	to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the ASX Waiver Proposal (the “Adjournment Proposal”); and
3.	to consider and transact such other business as may properly come before the Special Meeting.
On or about August 18, 2025, we will begin to mail to certain stockholders this Proxy Statement, the accompanying proxy card and instructions on how to vote online. The Proxy Statement, form of proxy card, and other Special Meeting materials are available at www.proxyvote.com.

Toowong, Queensland	By Order of the Board of Directors,

Australia	/s/ Wayne Paterson
Wayne Paterson
August 18, 2025	Vice Chairman of the Board of Directors and Chief Executive Officer

FORWARD-LOOKING STATEMENTS
This Proxy Statement contains various forward-looking statements that are not historical facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “intend,” “budget,” “target,” “aim,” “strategy,” “estimate,” “plan,” “guidance,” “outlook,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements reflect the Company and management’s beliefs and expectations based on current estimates and projections. While the Company believes these expectations, and the estimates and projections on which they are based, are reasonable and were made in good faith, these statements are subject to numerous risks and uncertainties, any of which could cause the Company’s actual results, performance, or achievements, or industry results, to differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which include, but are not limited to, the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, under the heading “Risk Factors” and in other documents filed by the Company with the Securities and Exchange Commission (the “SEC”).
These forward-looking statements speak only as of the date hereof, and except as required by law, the Company undertakes no obligation to correct, update, or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. You are advised, however, to consult any additional disclosures we make in our reports to the SEC. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in such disclosures and in our reports to the SEC.

SPECIAL MEETING PROXY STATEMENT SUMMARY
This summary contains highlights about our upcoming Special Meeting of Stockholders. This summary does not contain all of the information that you may wish to consider in advance of the meeting, and we encourage you to read the entire Proxy Statement before voting.
Special Meeting of Stockholders

Date and Time:	September 4, 2025, at 5:00 p.m. Central time (being 8:00 a.m. AEST September 5, 2025)
Location*:	Live webcast via the Internet at www.virtualshareholdermeeting.com/AVR2025SM
Record Date:	Close of business on August 11, 2025 (being 8:00 a.m. AEST August 12, 2025)

*
Our Special Meeting will be conducted via live webcast. You may attend and vote during the Special Meeting via the live webcast via the Internet at the link above (subject to time restrictions). You will not be able to attend the Special Meeting in person. There will be no physical location for stockholders to attend.

Voting Matters and Board Recommendations

Proposal	Matter	Board Recommendation
1
Approval of ASX Limited’s (the “ASX”) grant to the Company of a waiver from ASX Listing Rule 7.1 to permit the Company to issue new securities without obtaining the approval of the Company’s stockholders under ASX Listing Rule 7.1, and otherwise on the terms and conditions summarized in this Proxy Statement (the “ASX Waiver Proposal”).
FOR
2	Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the ASX Waiver Proposal (the “Adjournment Proposal”).	FOR

Toowong Tower, Level 3, Suite 302
9 Sherwood Road
Toowong, QLD
Australia
PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS
SEPTEMBER 4, 2025

This Proxy Statement is being furnished to the stockholders of Anteris Technologies Global Corp. (the “Company,” “Anteris” or “ATGC”) on or about August 18, 2025 in connection with the solicitation of proxies for the Company’s Special Meeting of Stockholders (the “Special Meeting”) to be held on September 4, 2025, at 5:00 p.m. Central time (being 8:00 a.m. AEST on September 5, 2025), or at any adjournment or postponement thereof, for the purposes set forth herein. The Special Meeting will be held via live webcast via the Internet at www.virtualshareholdermeeting.com/AVR2025SM. This solicitation is being made by the board of directors of the Company (the “Board of Directors” or the “Board”). You will be able to vote through the virtual meeting platform during the Special Meeting. Holders of CHESS Depositary Interests (“CDIs”) of the Company will be entitled to receive notice of, and to attend (but not vote at) the Special Meeting. CDI holders may only instruct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote on their behalf by completing and signing the CDI Voting Instruction Form and are not eligible to electronically vote during the virtual Special Meeting.

THE INFORMATION PROVIDED IN THE “QUESTIONS AND ANSWERS” FORMAT BELOW IS FOR
YOUR CONVENIENCE AND INCLUDES ONLY A SUMMARY OF CERTAIN INFORMATION
CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY
STATEMENT CAREFULLY.
QUESTIONS AND ANSWERS
Why am I receiving these materials?
We are distributing our proxy materials because our Board is soliciting your proxy to vote at the Special Meeting. This Proxy Statement summarizes the information you need to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares. CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form and are not eligible to electronically vote during the virtual Special Meeting.
Why did I receive a full set of these materials, instead of a notice regarding the Internet availability of proxy materials?
We are using the “Full Set Delivery” method of providing proxy materials to stockholders. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Proxy Statement and form of proxy card, as well as providing access to those proxy materials on a publicly accessible website. The Proxy Statement, form of proxy card, and the other Special Meeting materials are available on the internet at www.proxyvote.com.
How can I attend the Special Meeting?
Stockholders of record at the close of business on August 11, 2025 (being 8:00 a.m. AEST on August 12, 2025) (the “Record Date”) (or their duly appointed proxy holder) may attend and vote virtually during the Special Meeting by logging in at www.virtualshareholdermeeting.com/AVR2025SM. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card. If you are not a stockholder or do not have a control number (including holders of CDIs), you may still access the meeting as a guest, but you will not be able to vote at the meeting. The meeting will begin promptly at 5:00 p.m. Central time on September 4, 2025 (being 8:00 a.m. AEST on September 5, 2025). We encourage you to access the meeting prior to the start time. Online access will open at 4:45 p.m. Central time (being 7:45 a.m. AEST) and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. A recording of the meeting will be available at www.virtualshareholdermeeting.com for 90 days after the meeting.
Holders of CDIs will be entitled to receive notice of, and to attend as guests (but not vote at) the Special Meeting. CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form and are not eligible to electronically vote during the virtual Special Meeting. See “How do I vote if I hold CDIs?”
Can I ask questions at the virtual Special Meeting?
No, questions will not be accepted at the virtual Special Meeting.
What if I have technical difficulties or trouble accessing the virtual Special Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page: www.virtualshareholdermeeting.com/AVR2025SM.
What proposals will be voted on at the Special Meeting?
Stockholders will vote on two (2) proposals at the Special Meeting:
1.
to approve the ASX’s grant to the Company of a waiver from ASX Listing Rule 7.1 to permit the Company to issue new securities without obtaining the approval of the Company’s stockholders under ASX Listing Rule 7.1, and otherwise on the terms and conditions summarized in this Proxy Statement (the “ASX Waiver Proposal”); and

2.	to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the ASX Waiver Proposal (the “Adjournment Proposal”).
We will also consider other business, if any, that properly comes before the Special Meeting.
What happens if other business not discussed in this Proxy Statement comes before the meeting?
The Company does not know of any business to be presented at the Special Meeting other than the proposals discussed in this Proxy Statement. If other business properly comes before the meeting under our Second Amended and Restated Certificate of Incorporation (the “Charter”), Amended and Restated Bylaws (the “Bylaws”), and rules established by the SEC, the proxies will use their discretion in casting all the votes that they are entitled to cast.
How does the Board recommend that stockholders vote on the proposals?
Our Board recommends that stockholders vote:
•	“FOR” the approval of the ASX Waiver Proposal; and
•	“FOR” the approval of the Adjournment Proposal.
Who is entitled to vote?
As of the Record Date,        shares of Common Stock were outstanding. Only holders of record of our Common Stock as of the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of our Common Stock held by such stockholder on the Record Date. No cumulative voting rights are authorized. CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form and are not eligible to electronically vote during the virtual Special Meeting.
What does it mean to be a holder of CDIs?
CDIs are issued by the Company through CDN and traded on the Australian Securities Exchange. If you own CDIs, then you are the beneficial owner of one share of Common Stock for every one CDI that you own. CDN, or its custodian, is considered the stockholder of record for the purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct CDN, or its custodian, as to how to vote the shares of Common Stock underlying your CDIs. As a beneficial owner, you are invited to attend the Special Meeting. However, because you are not a stockholder, if you personally want to vote the shares of Common Stock underlying your CDIs at the Special Meeting, you must inform CDN via the CDI Voting Instruction Form that you wish to nominate yourself (or another person) to be appointed as CDN’s proxy for the purposes of virtually attending and voting at the Special Meeting.
Under the rules governing CDIs, CDN is not permitted to vote on your behalf on any matter to be considered at the Special Meeting unless you specifically instruct CDN how to vote. We encourage you to communicate your voting instructions to CDN in advance of the Special Meeting to ensure that your vote will be counted by completing the CDI Voting Instruction Form and returning it in accordance with the instructions specified on that form.
How do I vote in advance of the Special Meeting?
If you are a holder of record of shares of Common Stock of the Company, you may direct your vote without attending the Special Meeting by following the instructions on the proxy card to vote via the Internet or by telephone, or by signing, dating, and mailing a proxy card.
If you hold your shares via a broker, bank, or other nominee (i.e., in street name), you may direct your vote without attending the Special Meeting by signing, dating, and mailing your voting instruction card. Internet or telephonic voting may also be available. Please see your voting instruction card provided by your broker, bank, or other nominee for further details.
CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form. See “How do I vote if I hold CDIs?”

How do I vote during the Special Meeting?
Shares held directly in your name as the stockholder of record may be voted if you are attending the Special Meeting by entering the 15-digit control number found on your proxy card when you log in to the meeting at www.virtualshareholdermeeting.com/AVR2025SM.
Shares held in “street name” through a brokerage account or by a broker, bank, or other nominee may only be voted at the Special Meeting by submitting voting instructions to your bank, broker or other nominee or by presenting a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).
Even if you plan to attend the Special Meeting, we recommend that you vote in advance, as described above under “How do I vote in advance of the Special Meeting?” so that your vote will be counted if you are unable to attend the Special Meeting.
CDI holders are not eligible to vote during the Special Meeting. CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form.
How do I vote if I hold CDIs?
Each CDI holder is entitled to direct CDN to vote one vote for every one CDI held by such holder on the Record Date. Persons holding CDIs are entitled to receive notice of and to attend the Special Meeting as guests. Holders of CDIs may direct CDN to vote their underlying shares of Common Stock at the Special Meeting by completing and returning the CDI Voting Instruction Form to Computershare, the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders. Votes must be received by Computershare by no later than 5:00 p.m. Central time on September 2, 2025 (being 8:00 a.m. AEST on September 3, 2025) in accordance with the instructions on the CDI Voting Instruction Form.
Can I change my vote or revoke my proxy or CDI Voting Instruction Form?
You may change your vote or revoke your proxy at any time before it is voted at the Special Meeting. If you are a stockholder of record (not including a CDI holder), you may change your vote or revoke your proxy by:
•	delivering to the attention of the Secretary a written notice of revocation of your proxy at Toowong Tower, Level 3, Suite 302, 9 Sherwood Road, Toowong QLD 4066, Australia;
•	delivering to us an authorized proxy bearing a later date (including a proxy via the Internet or by telephone); or
•
attending the Special Meeting and voting electronically, as indicated above under “How do I vote during the Special Meeting?” but note that attendance at the Special Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker, or other nominee, you may change your vote by submitting new voting instructions to your bank, broker, or other nominee. Please note that if your shares are held of record by a bank, broker, or other nominee and you decide to attend and vote at the Special Meeting, your vote at the Special Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker, or other nominee).
If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those instructions by delivering to Computershare a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent, which notice must be received by no later than 5:00 p.m. Central time on September 2, 2025 (being 8:00 a.m. AEST on September 3, 2025).
What is a broker non-vote?
Brokers, banks, or other nominees holding shares on behalf of a beneficial owner (other than CDN) may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. With respect to “non-routine” matters, the broker, bank, or other nominee is not permitted to vote shares for a beneficial owner without timely received voting instructions. Each of the proposals to be voted on at the Special Meeting are non-routine matters. Therefore, if you hold your shares in “street name,” you must instruct your broker how to vote for the proposals in order for your shares to be voted at the Special Meeting.

A broker non-vote occurs when a broker, bank, or other nominee does not vote on a non-routine matter because the beneficial owner of such shares has not provided voting instructions with regard to such matter. The effect of broker non-votes on each of the proposals is described below.
What constitutes a quorum?
The presence at the Special Meeting, either in person or by proxy, of holders of a majority in voting power of the shares of stock issued and outstanding and entitled to vote at the Special Meeting shall constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted as present for the purpose of determining whether there is a quorum at the Special Meeting. Your shares are counted as being present if you participate virtually at the Special Meeting and cast your vote online during the meeting prior to the closing of the polls by visiting www.virtualshareholdermeeting.com/AVR2025SM, or if you vote by proxy via the Internet, by telephone, or by returning a properly executed and dated proxy card or voting instruction form by mail.
What vote is required to approve each matter to be considered at the Special Meeting?

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Non-Votes	Effect of Abstentions
1
Approval of the ASX’s grant to the Company of a waiver from ASX Listing Rule 7.1 to permit the Company to issue new securities without obtaining the approval of the Company’s stockholders under ASX Listing Rule 7.1, and otherwise on the terms and conditions summarized in this Proxy Statement.
		Affirmative Vote of 75% of Votes Cast on the Matter	No	No Effect	No Effect
2	Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the ASX Waiver Proposal.	Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against

What is the deadline for submitting a proxy or CDI Voting Instruction Form?
To ensure that proxies are received in time to be counted prior to the Special Meeting, proxies submitted via the Internet or by telephone should be received by 11:59 p.m. Eastern time on September 3, 2025 (being 1:59 p.m. AEST on September 4, 2025), and proxies submitted by mail should be received by the close of business on September 3, 2025 (being 7:00 a.m. AEST on September 4, 2025).
CDI Voting Instruction Forms must be received by Computershare no later than 5:00 p.m. Central time on September 2, 2025 (being 8:00 a.m. AEST on September 3, 2025) in accordance with the instructions on the CDI Voting Instruction Form.
What does it mean if I receive more than one proxy card or CDI Voting Instruction Form?
If you hold your shares or CDIs in more than one account, you will receive one proxy card or CDI Voting Instruction Form for each account (as applicable). To ensure that all of your shares or CDIs are voted, please complete, sign, date, and return one proxy card or CDI Voting Instruction Form for each account or use the proxy card for each account to vote via the Internet or by telephone.

How will my shares be voted if I return a blank proxy card or a blank CDI Voting Instruction Form?
If you are a holder of record of our Common Stock and you sign and return a proxy card or CDI Voting Instruction Form or otherwise submit a proxy without giving specific voting instructions, your shares will be voted:
•	“FOR” the approval of the ASX Waiver Proposal; and
•	“FOR” the approval of the Adjournment Proposal.
If you hold your shares in street name via a broker, bank, or other nominee and do not provide the broker, bank, or other nominee with voting instructions (including by signing and returning a blank voting instruction card), your shares:
•	will be counted as present for purposes of establishing a quorum; and
•
will not be counted in connection with the other proposals or any other non-routine matters that are properly presented at the Special Meeting. For each of these proposals, your shares will be treated as “broker non-votes.”

Our Board knows of no matter to be presented at the Special Meeting other than the proposals identified in this Proxy Statement. If any other matters properly come before the Special Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.
Who is making this solicitation and who will pay the expenses?
This proxy solicitation is being made on behalf of our Board. The Company will pay the cost of soliciting proxies for the Special Meeting. In addition to solicitation by mail, our employees may solicit proxies personally or by telephone or facsimile, but they will not receive additional compensation for these services. Arrangements may be made with brokerage houses, custodians, nominees, and fiduciaries to send proxy materials to their principals, and we may reimburse them for their expenses.
A list of stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders for any purpose germane to the meeting for 10 business days prior to the Special Meeting, at Anteris Technologies Global Corp., Toowong Tower, Level 3, Suite 302, 9 Sherwood Road, Toowong QLD 4066, Australia between the hours of 9:00 a.m. and 5:00 p.m. AEST. The stockholder list will also be available to stockholders of record for examination during the Special Meeting at www.virtualshareholdermeeting.com/AVR2025SM. You will need the control number included on your proxy card, or voting instruction form, or otherwise provided by your bank, broker, or other nominee.
What is “householding” and how does it affect me?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we send only one set of proxy materials to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources, and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.
If your shares are held beneficially and you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact Broadridge Financial Solutions, Inc., by calling (866) 540-7095 or writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.
How can I find out the results of the voting at the Special Meeting?
We will announce preliminary voting results at the Special Meeting. In accordance with ASX Listing Rule 3.13, we will release the voting results from the Special Meeting by way of an announcement to the ASX as soon as possible after the conclusion of the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting.
When are stockholder proposals due for the 2025 annual meeting of the stockholders?
Rule 14a-8 Shareholder Proposals. Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must submit the proposal to our executive offices at Toowong Tower, Level 3, Suite 302, 9 Sherwood Road, Toowong QLD 4066, Australia in writing within a reasonable time before we begin to print and send our proxy materials. We will announce the date of our 2025 Annual Meeting of Stockholders and the date by which stockholder proposals need to be received by us within a reasonable amount of time before we begin to print and send our proxy materials.
Proposals or Director Nominees. Stockholders intending to present a proposal of business at the 2025 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that the stockholder notice must be delivered to or mailed and received by our Secretary at our principal executive offices not less than 90 nor more than 120 calendar days prior to the first anniversary of the date on which we held the preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is scheduled for a date more than 30 calendar days prior to or more than 30 calendar days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th calendar day prior to such annual meeting and the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. The notice must contain the information required by our Bylaws, a copy of which is available upon request to our Secretary.
SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with the above deadlines and, in certain other cases, notwithstanding the stockholder’s compliance with these deadlines.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the additional information required by Rule 14a-19(b) of the Exchange Act.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
Who can I contact for further information?
You may request additional copies, without charge, of this Proxy Statement and other proxy materials or ask questions about the Special Meeting, the proposals, or the procedures for voting your shares by writing to our Corporate Secretary at Toowong Tower, Level 3, Suite 302, 9 Sherwood Road, Toowong QLD 4066, Australia.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING
PROPOSAL ONE –
THE ASX WAIVER PROPOSAL
Background
ASX Listing Rule 7.1 limits the amount of equity securities that a company listed on the ASX can issue without the approval of its stockholders over any twelve-month period to 15% of the fully-paid ordinary securities that the company had outstanding at the start of that period, subject to certain exceptions (the “15% Limit”).
In order to provide the Company with additional flexibility when evaluating financing options and capital raising transactions, the Company applied to the ASX for the grant of a waiver from ASX Listing Rule 7.1 in order to permit the Company to issue new securities in excess of the 15% Limit without obtaining stockholder approval under ASX Listing Rule 7.1 (the “Waiver”).
Rationale for Seeking the Waiver
While U.S. public companies must comply with the rules imposed by their securities exchanges and their organizational documents, U.S. public companies that are not subject to the ASX Listing Rules are able to offer and sell their securities without the restrictions imposed by the 15% Limit applicable under ASX Listing Rule 7.1. In addition, alternative capital raising structures that are exceptions to ASX Listing Rule 7.1, are uncommon for companies domiciled in the United States to undertake, and the Board believes that limiting itself to such capital raising structures is not in the Company’s or its stockholders’ best interests.
The Company anticipates that additional funds will need to be generated in order to achieve the Company’s long-term goals and complete the clinical development program and proposed commercialization of the DurAVR® Transcatheter Heart Valve (“THV”) System. To become and remain profitable, the Company has commenced conducting clinical trials and is seeking to obtain regulatory approvals with the aim of commercializing, manufacturing and supplying products, including the DurAVR® THV System, that generate significant revenue.
Consequently, the Board believes that, due to the Company currently being subject to the 15% Limit under ASX Listing Rule 7.1, the Company operates at a significant disadvantage in being able to raise equity capital as compared to other U.S. public companies, which is not in the best interests of the Company or its stockholders.
Even if stockholders approve the Waiver, the Company will still be subject to the listing rules of the Nasdaq Stock Market LLC (“Nasdaq”), which impose stockholder approval requirements prior to the occurrence of certain issuances of the Company’s securities, including:
•
Nasdaq Listing Rule 5635(a), which requires stockholder approval prior to the issuance of Common Stock (or other securities convertible into or exercisable for Common Stock) in connection with the acquisition of the stock or assets of another company, if such securities are not issued in a public offering for cash, and (i) the Common Stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such securities, or (ii) the number of shares of Common Stock to be issued is or will be equal to or in excess of 20% of the number of shares of Common Stock outstanding before the issuance of such securities;

•
Nasdaq Listing Rule 5635(b), which requires stockholder approval prior to an issuance of securities that will result in a “change of control” of the Company. Although Nasdaq has not adopted any rule as to what constitutes a “change of control” for purposes of Rule 5635(b), Nasdaq has previously indicated that the acquisition of, or right to acquire, by a single investor or affiliated investor group, as little as 20% of the Common Stock (or securities convertible into or exercisable for Common Stock) or voting power could constitute a change of control;

•
Nasdaq Listing Rule 5635(c), which requires stockholder approval prior to the issuance of securities when an equity compensation arrangement is made or materially amended, pursuant to which Common Stock may be acquired by officers, directors, employees, or consultants, subject to certain exceptions outlined in such rule; and

•
Nasdaq Listing Rule 5635(d), which requires stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by officers, directors or substantial stockholders of the Company, equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance, in each case, at a price that is less than the “Minimum Price.” The Minimum Price is the lower of (1) the Nasdaq official closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement for the transaction or (2) the average Nasdaq official closing price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.
In light of these factors, the Board believes that the stockholders’ approval of the ASX’s grant of the Waiver to the Company is in the best interests of the Company and its stockholders.
As at the date of this Proxy Statement, there is no guarantee that the Company will undertake a capital raising (either in reliance on the Waiver or otherwise), however, given the Company’s growth and capital needs, the Company may elect do so at any time (including in reliance on the Waiver following the Special Meeting, assuming stockholder approval of this Proposal One).
Terms of the Waiver
On August 7, 2025 (AEST), the ASX granted the Waiver, subject to the following terms and conditions:
•
the Company remains subject to, and complies with, the Nasdaq listing rules and relevant United States federal and state securities laws for Delaware corporations with respect to the issuance of new securities;

•	the grant of the Waiver to the Company must be approved by a special resolution of the Company’s stockholders, which is the stockholder approval sought in this Proposal One;
•	the Waiver will remain in force for a period of three years commencing on the date of the Special Meeting (assuming stockholder approval of this proposal);
•
the Company must include a statement in or with its full year financial statements that are provided to the ASX that summarizes the Waiver and confirms that the Company remains subject to, and continues to comply with, the requirements of the Nasdaq listing rules and relevant United States federal and state securities laws for Delaware corporations with respect to the issuance of new securities. Prior to publishing this statement, the Company must confirm with ASX that there has been no change to ASX’s policy settings in relation to security holder approval requirements; and

•
the Company must immediately advise the ASX if the Company becomes aware of any change to the application of the Nasdaq listing rules or relevant United States federal and state securities laws for Delaware corporations with respect to the issuances of new securities, or that the Company is no longer in compliance with the requirements of the Nasdaq listing rules or the relevant United States federal and state securities laws for Delaware corporations with respect to the issuances of new securities.

Without limiting ASX's right to vary or revoke its decision pursuant to ASX Listing Rule 18.3, the ASX reserves the right to revoke the Waiver if:
•	the Company fails to comply with any of the conditions set forth above;
•	there are changes to the Nasdaq listing rules concerning the issuance of new securities; or
•	there are changes to ASX’s policy settings in relation to security holder approval requirements arising from the current review of those settings or any subsequent review.

Effect of Proposal One
If Proposal One is approved by the Company’s stockholders, for a period of three years, the Company will not be prohibited by ASX Listing Rule 7.1 from issuing equity securities in excess of the 15% Limit without prior stockholder approval.
If Proposal One is not approved by the Company’s stockholders, the Company will remain subject to ASX Listing Rule 7.1, which requires approval from the Company’s stockholders prior to any issuance of equity securities in excess of the 15% Limit, other than in a transaction structure specifically excepted in ASX Listing Rule 7.2 or if the Company was to seek and obtain a waiver from the ASX to issue shares in excess of the 15% Limit without stockholder approval.
Risk of Economic and Voting Dilution
If Proposal One is approved by the Company’s stockholders, and the Company issues equity securities in excess of the 15% Limit, the voting power of the Company’s existing stockholders may be diluted, as shown in the table below. In addition, there is a risk that:
•	the market price for the Company’s Common Stock may be significantly lower on the date of any issuance of the Company’s equity securities than on the date hereof; and
•
the Company may issue its equity securities at a price that is a discount to the market price for the Company’s equity securities on the date of issuance or the equity securities may be issued as part of acquisition consideration for an asset or another entity, each of which would impact the amount of funds raised pursuant to the issuance of equity securities.
The table below sets forth hypothetical equity security issuances by the Company and the corresponding dilutionary effects, assuming that 36,062,370 shares of Common Stock (including in the form of CDIs) are outstanding, which was the number of shares of Common Stock (including in the form of CDIs) outstanding on July 31, 2025, prior to the hypothetical issuance of equity securities by the Company. The scenarios shown in the table are indicative only and do not represent the Company’s intentions or views in respect of the likely size or pricing of any capital raising activities that may be undertaken by the Company should Proposal One be approved by the Company’s stockholders.

Notwithstanding the Waiver, certain hypothetical equity security issuances contemplated by the table below would still be subject to stockholder approval under Nasdaq’s Listing Rules under certain circumstances, as described above.

Common Stock (Including in the Form of CDIs) Issued and Outstanding Before the Offering	Offering Size (US$)	Price per Share of Common Stock in the Offering (US$)	Number of Shares of Common Stock Issued in the Offering	Total Number of Shares of Common Stock (Including in the Form of CDIs) Issued and Outstanding After the Offering	Dilutionary Effect of the Offering
36,062,370	$50,000,000	$15.00	3,333,333	39,395,703	8.46%
		$12.00	4,166,666	40,229,036	10.36%
		$8.00	6,250,000	42,312,370	14.77%
		$4.00	12,500,000	48,562,370	25.74%
		$2.00	25,000,000	61,062,370	40.94%
	$75,000,000	$15.00	5,000,000	41,062,370	12.18%
		$12.00	6,250,000	42,312,370	14.77%
		$8.00	9,375,000	45,437,370	20.63%
		$4.00	18,750,000	54,812,370	34.21%
		$2.00	37,500,000	73,562,370	50.98%
	$100,000,000	$15.00	6,666,666	42,729,036	15.60%
		$12.00	8,333,333	44,395,703	18.77%
		$8.00	12,500,000	48,562,370	25.74%
		$4.00	25,000,000	61,062,370	40.94%
		$2.00	50,000,000	86,062,370	58.10%
	$150,000,000	$15.00	10,000,000	46,062,370	21.71%
		$12.00	12,500,000	48,562,370	25.74%
		$8.00	18,750,000	54,812,370	34.21%
		$4.00	37,500,000	73,562,370	50.98%
		$2.00	75,000,000	111,062,370	67.53%
	$200,000,000	$15.00	13,333,333	49,395,703	26.99%
		$12.00	16,666,666	52,729,036	31.61%
		$8.00	25,000,000	61,062,370	40.94%
		$4.00	50,000,000	86,062,370	58.10%
		$2.00	100,000,000	136,062,370	73.50%

The Company may issue Common Stock or securities convertible into Common Stock. If Proposal One is approved by the Company’s stockholders, capital raising activities in excess of the 15% Limit may occur over the three-year duration of the Waiver without further stockholder approval, subject to the Nasdaq Listing Rules. The amount raised in one or more offerings, the price per share or other equity security and the number of equity securities issued by the Company have not been determined at this time, and the actual dilutionary effect of any offering or offerings may differ from the presentation in the table above.
Vote Required
The affirmative vote of 75% of votes cast on the matter is required for approval of the ASX Waiver Proposal. Abstentions will have no effect.
Recommendation of Our Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ASX WAIVER PROPOSAL.

PROPOSAL TWO –
THE ADJOURNMENT PROPOSAL
The Proposal
The Board believes that, if the Special Meeting is convened and a quorum is present, but there are insufficient votes to approve the ASX Waiver Proposal, it is in the best interests of the Company and its stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve such proposal.
The Company is requesting that our stockholders authorize the holder of any proxy solicited by the Board to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Special Meeting to another time and place, if necessary, to solicit additional proxies in the event there are not sufficient votes to approve the ASX Waiver Proposal. If our stockholders approve this Proposal Two, we could adjourn the Special Meeting, and any adjourned or postponed session of the Special Meeting, to use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted.
The Company currently does not intend to propose adjournment at the Special Meeting if there are sufficient votes to approve the ASX Waiver Proposal.
Vote Required
The affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on the matter is required for approval of the Adjournment Proposal. Abstentions will have the same effect as a vote against the Adjournment Proposal.
Recommendation of Our Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table provides certain information regarding the ownership of our Common Stock (including our CDIs), as of July 31, 2025 by each person or group of affiliated persons known to us to be the beneficial owner of more than 5% of our Common Stock (including our CDIs); each of our NEOs; each of our directors; and all of our executive officers and directors as a group. The table also sets out the names of all persons (to the best of our knowledge) who have disclosed pursuant to the Australian Corporations Act 2001 (Cth) or in filings made with the SEC that they are “substantial shareholders” of our company and carry 5% or more of the voting rights attached to our issued securities.
Unless otherwise indicated in the table or the related notes thereto, the address for each person named in the table is c/o Anteris Technologies Global Corp. 860 Blue Gentian Road, Suite 340, Eagan, Minnesota 55121.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership Common Stock(1)	Percentage(2)
Directors and NEOs
J. Seaberg	229,710(3)	*
W. Paterson	945,855(4)	2.3%
S. Denaro	134,055(5)	*
G. Moss	—	*
D. Roberts	—	*
D. St Denis	265,430(7)	*
M. McDonnell	112,001(8)	*
All directors and executive officers as a group (seven persons)	1,687,051	4.0%

5%+ Stockholders
L1 Capital Pty Ltd	6,741,401(9)	16.4%
Sio Capital Management, LLC	3,464,965(10)	8.4%
Perceptive Advisors, LLC	2,440,000(11)	5.9%

*	Represents beneficial ownership of less than 1% of the outstanding Common Stock.
(1)
Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(2)
Percentage of ownership is based on 36,062,370 shares of our Common Stock issued and outstanding as of July 31, 2025 (including shares of Common Stock represented by CDIs). Shares of Common Stock underlying options or Restricted Stock Units (“RSUs”) exercisable within 60 days of July 31, 2025 are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or RSUs but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(3)	Reflects 19,710 shares of Common Stock and options to acquire 210,000 shares of our Common Stock exercisable within 60 days of July 31, 2025.
(4)	Reflects 32,941 shares of Common Stock and options to acquire 912,914 shares of our Common Stock exercisable within 60 days of July 31, 2025.
(5)
Reflects 23,722 shares of Common Stock held by Citicorp Nominees Pty Limited and options to acquire 110,333 shares of our Common Stock exercisable within 60 days of July 31, 2025 which are held by Sloane Pty Ltd as Trustee for the Denaro Family Trust. Mr. Denaro serves as the director and sole shareholder of Sloane Pty Ltd, which Mr. Denaro is deemed to beneficially own.

(7)	Reflects 265,430 options to acquire 265,430 shares of our Common Stock exercisable within 60 days of July 31, 2025.
(8)
Reflects 112,001 options to acquire 112,001 shares of our Common Stock exercisable within 60 days of July 31, 2025 which are held by Quadroo Pty Ltd, as Trustee for the McDonnell Family Trust. Mr. McDonnell and his spouse serve as directors of Quadroo Pty Ltd and share voting and investment power over such shares.

(9)
Represents shares of Common Stock beneficially owned by L1 Capital Pty Ltd, as of December 16, 2024, as reported on the Schedule 13G filed by L1 Capital Pty Ltd with the SEC on January 23, 2025. The address for L1 Capital Pty Ltd is Level 45, 101 Collins Street, Melbourne, VIC 3000 Australia.

(10)
Represents shares of Common Stock beneficially owned by Sio Capital Management, LLC (“Sio”), as of March 31, 2025, as reported on the Schedule 13G filed by Sio with the SEC on April 8, 2025. Sio is a registered investment adviser to certain affiliated funds that directly hold the shares of Common Stock for the benefit of their respective investors, and in such capacity, Sio has voting and dispositive power over such shares. The address for Sio is 600 Third Avenue, 2nd Floor, New York, NY 10016.

(11)
Represents shares of Common Stock beneficially owned by Perceptive Life Sciences Master Fund, Ltd (the “Master Fund”), as of December 31, 2024, as reported on the Schedule 13G filed by Perceptive Advisors LLC with the SEC on February 14, 2025. Perceptive Advisors LLC serves as the investment manager to the Master Fund and may be deemed to beneficially own such shares. Mr. Joseph Edelman is the managing member of Perceptive Advisors LLC and may be deemed to beneficially own such shares. The address for the Master Fund, Perceptive Advisors LLC and Mr. Edelman is 51 Astor Place, 10th Floor, New York, NY 10003.

Your vote is important. Please promptly vote your shares by completing, signing, dating and returning your proxy card or via the Internet or telephone voting as described on your proxy card or CDI voting instructions.

Toowong, Queensland Australia	By Order of the Board of Directors,

August 18, 2025	/s/ Wayne Paterson
Wayne Paterson
Chief Executive Officer and Vice Chairman

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 3, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AVR2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - +1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 3, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V77580-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ANTERIS TECHNOLOGIES GLOBAL CORP.

The Board of Directors recommends you vote FOR the following proposals (as listed in the proxy statement):

NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V77581-TBD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Wayne Paterson and Matthew McDonnell, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Anteris Technologies Global Corp. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 5:00 p.m., CT, on September 4, 2025, at www.virtualshareholdermeeting.com/AVR2025SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations for each of the proposals included herein. If any other matters properly come before the meeting, and any adjournment or postponement thereof, the persons named in the proxy will vote in their discretion on such matters.

Continued, and must be signed and dated on the other side